UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2023

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4503 Glencoe Avenue Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

(310) 655-2928

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Item 2.02	Shareholder Director Nominations.

The information set forth under Item 8.01 regarding the deadline for submitting proposals for director nominations is incorporated herein by reference.

Item 8.01	Other Events.

Armata Pharmaceuticals, Inc. (“Armata”) has set August 29, 2023 as the date for its 2023 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be held at our principal executive offices at 4503 Glencoe Avenue, Marina del Ray, California 90292 at 8:30 a.m. local time. Armata’s stockholders of record at the close of business on July 10, 2023, will be entitled to notice of the Annual Meeting and to vote upon matters considered at the Annual Meeting.

Because the date of the Annual Meeting represents a change of more than 30 days from the anniversary of Armata’s 2022 annual meeting of stockholders, Armata has set new deadlines for (i) the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), for inclusion in Armata’s proxy materials for the Annual Meeting (“Rule 14a-8 Deadline”) and (ii) receipt of stockholder proposals and director nominations submitted pursuant to Article II, Section 2.6 of Armata’s Amended and Restated Bylaws for consideration at the Annual Meeting (“Advance Notice Bylaws Provision Deadline”). The Rule 14a-8 Deadline is 5:00 p.m. (Eastern Time) on Friday, July 7, 2023, which Armata has determined to be a reasonable period of time before it expects to begin to print and send its proxy materials. The Advance Notice Bylaws Provision Deadline is 5:00 p.m. (Eastern Time) on Friday, July 7, 2023. Stockholder proposals and director nominations should be submitted in writing and must be received by the Corporate Secretary at Armata’s principal executive offices at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Ray, California 90292, by the Rule 14a-8 Deadline or the Advance Notice Bylaws Provision Deadline, as applicable, in order to be considered timely.

Stockholder proposals submitted in accordance with Rule 14a-8 of the Exchange Act must also comply with the remaining requirements of Rule 14a-8 of the Exchange Act in order to be considered for inclusion in the proxy materials for the Annual Meeting.

Stockholder proposals and nominations submitted pursuant to Armata’s advance notice bylaw provisions must also comply with the advance notice provisions contained in Armata’s Amended and Restated Bylaws and may be omitted if not in compliance with applicable requirements. Stockholders are urged to read the complete text of such advance notice provisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2023	Armata Pharmaceuticals, Inc.

	By:	/s/ Julianne Averill
	Name:	Julianne Averill
	Title:	Chief Financial Officer